UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38445	36-4787690
(State or other jurisdiction		(IRS Employer
of incorporation)	(Commission File Number)	Identification No.)
642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on September 15, 2025, Helius Medical Technologies, Inc. (the “Company”) entered into subscription agreements (the “Cash Subscription Agreements”) with certain accredited investors (the “Cash Purchasers”) pursuant to which the Company, in a private placement (the “Cash Offering”), agreed to issue and sell to the Cash Purchasers an aggregate of (i) 37,825,277 shares of Class A common stock of the Company, par value $0.001 per share (the “Common Stock”) at an offering price of $6.881 per share, (ii) pre-funded warrants (the “Cash Pre-Funded Warrants”) to purchase 25,121,713 shares of Common Stock at an offering price of $6.880 per underlying share of Common Stock and (iii) stapled warrants (the “Cash Stapled Warrants”) to purchase 62,946,990 shares of Common Stock at an exercise price of $10.134 per underlying share of Common Stock. In the Cash Offering, the Cash Purchasers had the option to tender any of U.S. dollars, USDC or USDT (or a combination thereof) to the Company as consideration for the Cash Shares, Cash Pre-Funded Warrants and Cash Stapled Warrants.

Additionally, on September 15, 2025, the Company entered into subscription agreements (the “Cryptocurrency Subscription Agreements,” and together with the Cash Subscription Agreements, the “Subscription Agreements”) with certain accredited investors (the “Cryptocurrency Purchasers,” and together with the Cash Purchasers, the “Purchasers”) pursuant to which the Company agreed to sell and issue to the Cryptocurrency Purchasers in a private placement (the “Cryptocurrency Offering,” and together with the Cash Offering, the “Offerings”) an aggregate of (i) pre-funded warrants (the “Cryptocurrency Pre-Funded Warrants”) to purchase 10,994,199 shares of Common Stock at an offering price of $6.880 and (ii) stapled warrants (the “Cryptocurrency Stapled Warrants” and together with the Cryptocurrency Pre-Funded Warrants, the “Cryptocurrency Warrants”) to purchase 10,994,199 shares of Common Stock at an exercise price of $10.134 per underlying Share of Common. In the Cryptocurrency Offering, the Cryptocurrency Purchasers had the option to tender either Unlocked SOL tokens or Locked SOL tokens to the Company as consideration for the Cryptocurrency Pre-Funded Warrants and the Cryptocurrency Stapled Warrants.

The Offerings closed on September 18, 2025 (the “Closing”). The Offerings resulted in total gross proceeds of approximately $508.7 million before deducting estimated placement agent fees and offering expenses.

In connection with the Offerings, the Company agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) covering the resale of the Cash Shares, Pre-Funded Warrant Shares and Stapled Warrant Shares. The Company has agreed to file such registration statement within 30 days of the closing of the Offerings.

The exercise of the Cryptocurrency Warrants is subject to stockholder approval (“Stockholder Approval”) and such warrants will not be exercisable for Common Stock until such Shareholder Approval is received. Pursuant to the Cryptocurrency Subscription Agreements, the Company will hold a special meeting of stockholders to obtain Stockholder Approval as soon as practicable after the closing date of the Offerings.

The securities sold in the Offerings were offered and sold in reliance upon the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the securities sold in the Offerings have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The Company intends to use the net proceeds from the Offerings to fund the acquisition of the native cryptocurrency of the Solana Foundation blockchain (“SOL”), through open market purchases only and the establishment of the Company’s Solana treasury operations, as well as for working capital, general corporate purposes and to pay all transaction fees and expenses related thereto. The Company will not use the net proceeds from the Offerings: (a) for the redemption of any outstanding Common Stock or Common Stock equivalents of the Company, (b) for the settlement of any outstanding litigation or (c) in violation of the Foreign Corrupt Practices Act of 1977, as amended or the Office of Foreign Assets Control of the U.S. Treasury Department regulations.

Each of the Cash Purchasers have agreed to not to sell, transfer, pledge, hedge, or otherwise dispose of any Cash Securities until the resale registration statement is declared effective (the “Effectiveness Date”), and with respect to 50% of the Cash Securities, until 30 calendar days following the Effectiveness Date (the “PIPE Lock-Up Period”), except with the Company’s prior written consent and subject to certain customary exceptions. Each of the Cryptocurrency Purchasers have agreed to not to sell, transfer, pledge, hedge, or otherwise dispose of any Cryptocurrency Securities during the PIPE Lock-Up Period, except with the Company’s prior written consent and subject to certain customary exceptions.

On September 15, 2025, the Company entered into a Strategic Advisor Agreement (the “Strategic Advisor Agreement”) with Pantera Capital Management LP, a Delaware limited partnership (“Pantera”) and Summer Wisdom Holdings Limited (“Summer” and with Pantera, the “Advisors”), pursuant to which the Company engaged each of Pantera and Summer to provide strategic advice and guidance relating to the Company’s business, operations, growth initiatives and industry trends in the crypto technology sector. In connection with the closing of the Offering, on September 18, 2025, the Company issued warrants to purchase 5,175,883 shares of Common Stock to Pantera (the “Pantera Base Advisor Warrants”) and (ii) warrants to purchase 2,218,236 shares of Common Stock to Summer (the “Summer Base Advisor Warrants” and together with the Pantera Base Advisor Warrants, the “Base Advisor Warrants”). Upon the exercise of each Stapled Warrant, each of Pantera and Summer shall receive an additional grant of warrants to purchase an amount of shares of Common Stock equal to their respective portion of 5% of the shares of Common Stock issued upon such exercise (the Performance Advisor Warrants, and together with the Base Advisor Warrants, the “Advisor Warrants”). The exercise price per share of the Advisor Warrants shall be equal to $0.001 per underlying share of Common Stock.

The exercise of the Advisor Warrants is subject to stockholder approval and such warrants will not be exercisable for Common Stock until such stockholder approval is received.

The Strategic Advisor Warrants and underlying shares of Comon Stock Shares are being offered in reliance upon the exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Strategic Advisor Warrants and the Strategic Advisor Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Pursuant to the Strategic Advisory Agreement, Pantera agreed not to sell, transfer, pledge, hedge, or otherwise dispose of any shares underlying the Strategic Advisory Warrants for 180 days after the closing of the Offering (the “Advisor Lock-Up Period”), except (i) transfers to affiliates that agree in writing to be bound by the remainder of the Advisor Lock-Up Period, or (ii) with the Company’s prior written consent.

The foregoing summaries of the Cash Pre-Funded Warrants, Cryptocurrency Pre-Funded Warrants, the Cash Stapled Warrants, the Cryptocurrency Stapled Warrants, the Advisor Warrants, the Cash Subscription Agreements, the Cryptocurrency Subscription Agreements, the PIPE Lock-Up Agreement, the Strategic Advisor Agreement and do not purport to be complete and are qualified in their entirety by reference to the complete text of those agreements, which were filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 10.1, 10.2, 10.3 and 10.4, respectively, to the Company’s Current Report on Form 8-K, previously filed with the SEC on September 15, 2025 and are hereby incorporated by reference herein.

Master Loan Agreement

Pursuant to the Subscription Agreements, the Company has agreed to use the net proceeds from the sale of the Securities to the Purchasers in the Offerings to fund the acquisition of SOL, and the establishment of a SOL treasury operation, as well as pay transaction fees and expenses, and for working capital and general corporate purposes of the Company. To advance the Company’s planned SOL treasury operation, on September 18, 2025, Marvel Operations Corp., a Delaware limited liability company and wholly-owned subsidiary of the Company, entered into a Master Loan Agreement with a third-party lender (the “Master Loan Agreement”) to provide a short term loan to make initial purchases of SOL. As of September 18, 2025, Marvel Operations Corp., has no outstanding loans with the third-party lender under the Master Loan Agreement.

The foregoing description of the Master Loan Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Master Loan Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure required by this Item is included in Item 1.01 of this Current Report and is incorporated herein by reference. Based in part upon the representations of the Purchasers in the Purchase Agreement, the offering and sale of the Shares, the Pre-Funded Warrant Shares, the Stapled Warrants and the Stapled Warrant Shares, was made in reliance upon an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

On September 18, 2025, the Board of Directors of the Company (the “Board”), pursuant to its powers under the Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws of the Company, approved an increase in the size of the Board from six (6) to seven (7) directors and the appointment of Joseph Chee as Executive Chairman of the Board to fill the vacancy created by such increase, which appointment became effective on September 18, 2025. Mr. Chee will serve for a one-year term until our 2026 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Mr. Chee has served as the Founder and Chairman of Summer Capital Limited. Summer Capital is an investment company dedicated to investing in early growth state companies in “new economy” sectors such as fintech, blockchain infrastructure and application, consumption technology and healthcare. He has also served as the Vice Chairman of AMINA Bank AG, a company focused on providing a bridge between traditional finance and digital assets while operating as a FINMA-regulated cryptocurrency bank and offering services such as secure custody, crypto trading, staking, lending, asset management and tokenized products to professional investors, corporations, family offices and institutions globally, since April 2020. In addition, Mr. Chee is the founder of Summer Healthcare Fund, L.P. since February 2021 and Summer Everest Ecosystem Fund, L.P. since September 2023. Each are investment companies focused on healthcare and biotechnology and blockchain ecosystem and financial technology, respectively. Prior to these positions, Mr. Chee was Head of Investment Banking and Head of Global Capital Markets, Asia at UBS AG. From 2000 to 2017, Mr. Chee held a number of positions in UBS AG. Mr. Chee has earned a Doctorate degree in applied finance from the University of Geneva, an Executive Master of Business Administration degree Tsinghua University, a Master of Business Administration degree from New York University and a Bachelor’s degree in mechanical engineering from Stevens Institute of Technology.

The Board has determined that Mr. Chee does not satisfy the independence criteria set forth in the Nasdaq rules and is not “independent” for purposes of serving on the Board.

In connection with Mr. Chee’s appointment to the Board, the Company will enter into its standard form of indemnification agreement for directors and officers with Mr. Chee, a copy of which is attached to this Current Report as Exhibit 10.2. and is incorporated herein by reference. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Mr. Chee for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by her in any action or proceeding arising out of her service to the Board.

In addition, upon the Closing, Mr. Chee and the Company entered into an executive chairman agreement (the “Executive Chairman Agreement”). Pursuant to the terms of the Executive Chairman Agreement, Mr. Chee will receive an equity award of restricted stock units (“RSUs”) equal to (i) 1% of the aggregate number of Common Stock and pre-funded warrants issued in the Offerings, plus (ii) 0.5% of the aggregate number of Common Stock underlying the stapled warrants issued in connection with the Offerings for his services related to the implementation of the digital asset treasury for the Company. Further, following the closing of the Offerings and within 10 business days of the exercise of a Cash Stapled Warrant issued to investors in the Offerings, the Company shall issue to Mr. Chee an additional RSU award equal to 0.5% of the number of shares of the Company’s Common Stock issuable upon the exercise of the Cash Stapled Warrants. The vesting of such RSU grants shall be subject to stockholder approval of an increase in the shares available under the Company’s 2022 Equity Incentive Plan.

The foregoing summary is qualified in its entirety by reference to the full text of the Executive Chairman Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Indemnification Agreements

On September 14, 2025, the Company entered into amended and restated indemnification agreements with each of its directors and officers. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify each director and officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by such director or officer in any action or proceeding arising out of such director’s or officer’s service to the Company, as applicable. The description of the indemnification agreement is qualified in its entirety by the full text of the form of indemnification agreement, which is attached as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously, disclosed, on May 23, 2025, at the special meeting of stockholders (the “Special Meeting”) of the Company, the Company’s stockholders approved a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock to up to 800,000,000 shares, with such number to be determined at the Board’s discretion.

On September 12, 2025, the Board approved an increase in the number of authorized shares of the Company’s Common Stock to 800,000,000 shares (the “Share Increase”). On September 15, 2025, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) to effect the Share Increase, which became effective as of September 15, 2025. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 7.01. Regulation FD.

On September 18, 2025, the Company issued a press release announcing the Closing and receipt of gross proceeds in excess of $500,0000,000, prior to deducting placement agent fees and other offering expenses. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information in this Item 7.01 to this Current Report, and in Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s existing operations and the implementation of a SOL treasury strategy. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. Important factors that may affect actual results or outcomes include, but are not limited to: the potential impact of market and other general economic conditions; the ability of the Company to successfully execute its business plan, including the implementation of the SOL treasury strategy and achieve the intended benefits thereof; the Company’s failure to manage growth effectively; the Company’s failure to fully realize the anticipated benefits of the Offerings and use of proceeds therefrom; and other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 23, 2025, and in the Company’s subsequent filings with the SEC, including the supplemental risk factors filed with the Current Report on Form 8-K filed on September 15, 2025. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report. Investors are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this Current Report speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

No Offer or Solicitation

None of this Current Report nor the exhibits attached hereto constitutes an offer to sell, or a solicitation of an offer to buy Common Stock or any other securities, nor shall there be any sale of Common Stock or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Helius Medical Technologies, Inc.

10.1	Form of Master Loan Agreement, dated as of September 18, between Marvel Operations Corp. and the Lender (as defined therein)

10.2	Form of Indemnification Agreement

10.3	Executive Chairman Agreement, dated September 18, 2025 between the Company and Joseph Chee.

99.1	Press Release, dated September 18, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2025	HELIUS MEDICAL TECHNOLOGIES, INC.

	By:	/s/ Jeffrey S. Mathiesen
	Name:	Jeffrey S. Mathiesen
	Title:	Chief Financial Officer, Treasurer and Secretary